[LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1) The Monthly Servicer Certificate for the Collection Period ended November 30, 1997 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2) Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3) No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of December, 1997.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Daniel A. Jauernig
    -----------------------------------
    Daniel A. Jauernig
    Senior Vice President and Treasurer

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   2,932,968.10    1,311,452.41              0.00
Investment Earnings                                                      87,198.34      14,661.30        6,667.63
Deposit to Collections                                                        0.00                           0.00
Withdraw in Excess of Required Balance                                                                 (22,006.24)

COLLECTION ACCOUNT

Collections [4.3 a]                                                  15,866,957.12
Add: Servicer Advances [4.3 b]                                           92,540.75
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]               (101,753.75)

Less: Investment Earnings to Newcourt [4.2 e]                           (87,198.34)    (14,661.30)     (6,677.63)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (15,857,744.12)                                  15,857,744.12

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                      (146,648.40)                                     146,648.40
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  15,711,095.72
     (1) Class A Interest [4.3 d iv A]                               (1,442,806.95)
     (2) Class B Interest [4.3 d iv B]                                  (90,915.01)
     (3) Class A Principal [4.3 d iv C]                             (13,458,384.48)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00    (140,655.35)
     (5) Class C Interest [4.3 d iv E]                                 (111,839.32)
     (6) Class B Principal [4.3 d iv F]                                (303,574.98)
     (7) Class C Principal [4.3 d iv G]                                (303,574.98)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                             0.00

Distributions to Noteholders                                        (15,857,744.12)                                    146,648.40

Ending Balance                                                               (0.00)  2,792,312.75   1,289,446.17            (0.00)

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                          November 1997

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          3,230,876.82       5,600,613.86      6,879,605.04
     (1) Class A Interest [4.3 d iv A]                                         304,519.94         534,540.45        603,746.56
     (2) Class B Interest [4.3 d iv B]                                          21,064.00          33,432.99         36,418.02
     (3) Class A Principal [4.3 d iv C]                                      3,050,490.04       4,890,730.97      5,517,163.47
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          25,315.97          40,882.25         45,641.10
     (6) Class B Principal [4.3 d iv F]                                         72,478.63         111,842.74        119,253.61
     (7) Class C Principal [4.3 d iv G]                                         72,478.63         111,842.74        119,253.61
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 3,546,347.21       5,723,272.14      6,441,476.37

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                                  November 1997

Prior Month's Series ADCB Reconciliation                                    Series 1996-1      Series 1996-2      Series 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               61,885,933.54      106,178,139.21     131,398,234.55
    Less: Previous Period's Prepayments                                      1,002,384.02        1,566,002.84       1,903,473.96
    Less: Previous Period's Defaults                                           351,965.55          600,823.57         740,847.59

    Prior Month Series ADCB (reported this period)                          60,531,583.97      104,011,312.80     128,753,913.00

Class A Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       53,817,957.40       93,369,511.71     116,105,107.94
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                      304,519.94          534,540.45         603,746.56
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                       304,519.94          534,540.45         603,746.56

Class A Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       53,817,957.40       93,369,511.71     116,105,107.94
    Prior Months Series ADCB                                                60,531,583.97      104,011,312.80     128,753,913.00
    Current Months Series ADCB                                              58,719,618.20      101,215,244.37     125,772,572.69
                                                                            -------------      --------------     --------------
                                                  Difference                 1,811,965.77        2,796,068.43       2,981,340.31
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due    1,667,008.51        2,572,382.96       2,742,833.09

    Current Prepayments                                                      1,041,297.42        1,750,413.80       2,099,064.48
    Current Defaults                                                           342,184.11          567,934.21         675,265.90

                                                  Class A Total Due          3,050,490.04        4,890,730.97       5,517,163.47

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    3,050,490.04        4,890,730.97       5,517,163.47

    Class A Principal Distribution                                           3,050,490.04        4,890,730.97       5,517,163.47

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Disbribution            50,767,467.36       88,478,780.74     110,587,944.47

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             50,767,467.36       88,478,780.74     110,587,944.47

Class B Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        3,356,813.14        5,320,900.48       6,324,402.54
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       21,064.00           33,432.99          36,418.02
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        21,064.00           33,432.99          36,418.02

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                               November 1997
Class B Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        3,356,813.14        5,320,900.48       6,324,402.54
    Prior Months Series ADCB                                                60,531,583.97      104,011,312.80     128,753,913.00
    Current Months Series ADCB                                              58,719,618.20      101,215,244.37     125,772,572.69
                                                                            -------------      --------------     --------------
                                                  Difference                 1,811,965.77        2,796,068.43       2,981,340.31
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       72,478.63          111,842.74         119,253.61

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             72,478.63          111,842.74          119,253.61

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       72,478.63          111,842.74          119,253.61

    Class B Principal Distribution                                              72,478.63          111,842.74          119,253.61

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Distribution             3,284,334.51        5,209,057.74       6,205,148.93

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              3,284,334.51        5,209,057.74       6,205,148,93

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        3,356,813.14        5,320,900.48       6,324,402.54
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360*Class C Interest Rate                                                    0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       25,315.97           40,882.25          45,641.10
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360*Class C Interest Default Rate                                            0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        25,315.97           40,882.25          45,641.10

    Class C Interest Paid                                                       25,315.97           40,882.25          45,641.10
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        3,356,813.14        5,320,900.48       6,324,402.54
    Prior Months Series ADCB                                                60,531,583.97      104,011,312.80     128,753,913.00
    Current Months Series ADCB                                              58,719,618.20      101,215,244.37     125,772,572.69
                                                                            -------------      --------------     --------------
                                                  Difference                 1,811,965.77        2,796,068.43       2,981,340.31
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       72,478.63          111,842.74         119,253.61

    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       72,478.63          111,842.74          119,253.61

    Class C Principal Distribution                                              72,478.63          111,842.74          119,253.61

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Disbribution             3,284,334.51        5,209,057.74       6,205,148.93

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              3,284,334.51        5,209,057.74       6,205,148.93

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules


                                                                                                               November 1997
Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                  293,296,809.77
    Servicing Rate                                               0.60%
    Monthly Servicing Rate                                       0.05%
    Prior Servicing Fee Arrearage                                 0.00
    Current Servicer Fee                                    146,648.40
    Servicer Fee Due                                        146,648.40
    Current Servicing Fee Arrearage                               0.00


Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   2,932,968.10
    Series ADCB                                         279,231,275.34
    Required Balance (Series ADCB* 1.00%)                 2,792,312.75
    Current Period Draw on Reserve                                0.00
    Required Deposits to Reserve Account                                             0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account         (140,655.35)
    Ending Reserve Account Balance                        2,792,312.75
                                                        ---------------
Cash Collateral Account Schedule
--------------------------------

    Prior Month Balance                                   1,311,452.41
    Required Balance                                      1,289,446.17
    Withdraw from Cash Collateral Account                   (22,006.24)

                                                                November 1997

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Months Rolling Avg. ADCB                           293,566,731

            Delinquency Ratio                                          0.75%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.45%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests

                                               1 month prior  2 months prior  3 months prior  4 months prior  5 months prior
                                      Current     (yes/no)       (yes/no)       (yes/no)       (yes/no)       (yes/no)
                 Event of Default:      no          no             no             no             no             no



                                                                 Monthly      Weighted
Delinquencies                     Delinquencies     ADCB      Delinquency     Average
                                  -------------     ----      -------------   ---------
              0    2 months prior    2,300,515   308,172,109      0.75%         0.26%
                   1 months prior    2,204,397   293,296,810      0.75%         0.25%
                   Current           2,088,466   279,231,275      0.75%         0.24%
                                                                  -----         -----
                                                                  0.75%         0.75%

                                    Delinquency Ratio:          0.75%
                                    Maximum Delinquency Ratio:    2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
              0                     -----------     ----       --------
                   5 months prior     160,559    359,377,972     0.04%
                   4 months prior     161,819    340,012,742     0.05%
                   3 months prior     106,478    321,717,238     0.03%
                   2 months prior     120,593    308,172,109     0.04%
                   1 month prior       69,074    293,296,810     0.02%
                   Current             94,633    279,231,275     0.03%
                                      -------  -------------    -----
                                      713,156  1,901,808,146     0.04%

                   Average ADCB                              316,968,024
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                                   -----
                   1% of Averge ADCB                           3,169,680
                   Sum of Charge-Offs *2                       1,426,312
                   Annualized Charge-Off Ratio:                    0.45%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       2,792,313
                   Series Allocation Percentage                   20.56%
                   ADCB less Aggregate Pricipal Amount
                     of Class A Notes                          6,568,669
                                                               ---------
                                                               7,142,889

Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   2,792,313
                   Series Allocation Percentage                   35.65%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         10,418,116
                                                               ---------
                                                              11,413,505

Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   2,792,313
                   Series Allocation Percentage                   43.79%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         12,410,298
                                                              ----------
                                                              13,633,001

Newcourt Receivables Asset Trust                              November 1997
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          50,767,467      88,478,781   110,587,944
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.424275607     0.521043116   0.587693341
  Principal Factor (per thousand):         25.493659224    28.801049043  29.319653689
  Interest Factor (per thousand):           2.544944411     3.147857817   3.208467567

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           3,284,335     5,209,058     6,205,149
  Initial B Balance                           5,202,470     7,383,081     8,181,429


  Certificate Factor:                       0.631302921    0.705539837   0.758443168
  Principal Factor (per thousand):         13.931580576   15.148518692  14.576134560
  Interest Factor (per thousand):           4.048846029    4.528324985   4.451303067


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           3,284,335     5,209,058     6,205,149
  Initial C Balance                           5,202,470     7,383,081     8,181,429


  Certificate Factor:                       0.631302921    0.705539837   0.758443168
  Principal Factor (per thousand):         13.931580576   15.148518692  14.576134560
  Interest Factor (per thousand):           4.866144351    5.537288592   5.578622023


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              265,324,938    279,231,275     95.02%
  31-60 Days Past Due   11,817,871    279,231,275      4.23%
  61-90 Days Past Due    2,088,466    279,231,275      0.75%
